SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report	April 26, 2004
(Date of earliest event reported)	April 26, 2004

Main Street Trust, Inc.
(Exact name of Registrant as specified in its charter)

Illinois
(State or other jurisdiction of incorporation)

000-30031	37-13338484
(Commission File Number)	(I.R.S. Employer Identification Number)

100 W. University Ave., Champaign, Illinois	61820-4028
(Address of principal executive offices)	(Zip Code)

(217) 351-6500
(Registrant’s telephone number, including area code)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

	(a)	Financial Statements of Business Acquired.

None.

	(b)	Pro Forma Financial Information.

None.

	(c)	Exhibits.

99.1 Press release, dated April 26, 2004

Item 12.	Results of Operations and Financial Condition

On April 26, 2004, Main Street Trust, Inc. issued a press release announcing its earnings for the three month period ended March 31, 2004.  The press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAIN STREET TRUST, INC.

Dated: April 26, 2004	By:	/s/ Van A. Dukeman
Van A. Dukeman
President and Chief Executive Officer